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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                 WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND

The following information supersedes certain information in the fund's Prospectus and Statement of Additional Information.

David Lefkowitz now serves as Associate Portfolio Manager of the fund. Mr. Lefkowitz joins Scott T. Lewis and Vincent J. McBride, who continue to serve as Co-Portfolio Managers of the fund. Mr. Lefkowitz has been with CSAM since April 2000. Previously, Mr. Lefkowitz was an equity analyst at Goldman Sachs Asset Management from 1998 to 2000, specializing in telecommunications services, media and entertainment companies, and an equity analyst at Goldman Sachs & Co. from 1996 to 1998, specializing in wireless communications companies.

Dated: January 23, 2001                                            WPGHT-16-0101